SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                          FINANCIAL INSTITUTIONS, INC.
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                Exact Name of Registrant as Specified in Charter)

            New York                       0-26481               16-0816610
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(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

  220 Liberty Street, Warsaw, New York                             14569
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code (585) 786-1100


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Item 7. Financial Statements and Exhibits

      (c)   Exhibit

            99.1 Press release issued by Financial Institutions, Inc. dated April 20, 2004.

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

      On April 20, 2004, Financial Institutions, Inc. issued a press release reporting its results of operations for the quarter ended March 31, 2004. Attached and incorporated herein by reference, as Exhibit 99.1 is a copy of the press release dated April 20, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  FINANCIAL INSTITUTIONS, INC.
                                                          (Registrant)

April 20, 2004                                    /s/ Ronald A. Miller
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     Date                                      Ronald A. Miller, Senior VP & CFO


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